UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2010
                                                          --------------

                             CHICOPEE BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Massachusetts                     0-51996                  20-4840562
    -------------                   -------------              ----------
(State or Other Jurisdiction       (Commission File No.)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)


70 Center Street, Chicopee, Massachusetts                        01013
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (413) 594-6692
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
     Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
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     On April 29, 2010,  Chicopee  Bancorp,  Inc. (the  "Company")  and Chicopee
Savings Bank (the "Bank"), the Company's wholly-owned subsidiary, reported that, effective June 30, 2010, W. Guy Ormsby will retire from the position of Executive Vice President and Chief Financial Officer of the Company and Bank and will retire as a member of the Board of Directors of the Company and Bank.

     Effective June 30, 2010, Mr. Ormsby will be appointed to serve the Company as a Director Emeritus.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      CHICOPEE BANCORP, INC.


DATE:  May 5, 2010                    By: /s/ William J. Wagner
                                         -------------------------------------
                                         William J. Wagner
                                         President and Chief Executive Officer